UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 1, 2011

OLYMPIC STEEL, INC.

(Exact name of registrant as specified in its charter)

Ohio	000-23320	34-1245650
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5096 Richmond Road, Bedford Heights, Ohio	44146
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

(216) 292-3800

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This amendment No. 1 to the Current Report on Form 8-K, which was originally filed with the Securities and Exchange Commission on July 8, 2011 (the “Original 8-K”), amends and restates in its entirety Item 9.01 of the Original 8-K to include the financial statements and pro forma financial information required by Item 9.01 with respect to the acquisition of Chicago Tube and Iron Company (“CTI”) by Olympic Steel, Inc., through a wholly-owned subsidiary, on July 1, 2011. The remainder of the information contained in the Original 8-K is not hereby amended.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

The following audited financial statements of CTI are filed as Exhibit 99.1 to this Current Report and are incorporated herein by reference:

(1)	Balance sheet as of November 30, 2010;

(2)	Statement of income for the year ended November 30, 2010;

(3)	Statement of cash flows for the year ended November 30, 2010;

(4)	Statement of shareholders’ equity for the year ended November 30, 2010; and

(5)	Notes to the financial statements.

The following unaudited financial statements of CTI are filed as Exhibit 99.2 to this Current Report and are incorporated herein by reference:

(1)	Unaudited balance sheet as of February 28, 2011;

(2)	Unaudited statements of income for the three months ended February 28, 2011 and February 28, 2010;

(3)	Unaudited statements of cash flows for the three months ended February 28, 2011 and February 28, 2010; and

(4)	Notes to the unaudited financial statements.

(b) Pro Forma Financial Information.

The following pro forma financial statements are filed as Exhibit 99.3 to this Current Report and are incorporated herein by reference:

(1)	Unaudited pro forma combined balance sheet as of March 31, 2011;

(2)	Unaudited pro forma combined statements of operations for the twelve months ended December 31, 2010 and for the three months ended March 31, 2011; and

(3)	Notes to the unaudited pro forma combined financial information.

(d) Exhibits.

Exhibit Number	Description

4.22*	Amended and Restated Loan and Security Agreement, dated as of July 1, 2011, by and among Olympic Steel, Inc., Olympic Steel Lafayette, Inc., Olympic Steel Minneapolis, Inc., Olympic Steel Iowa, Inc., Oly Steel Welding, Inc., Oly Steel NC, Inc., Tinsley Group-PS&W, Inc., IS Acquisition, Inc., and OLYAC II, Inc., the various Lenders named therein, Bank of America, N.A., as Agent for the Lenders, Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, both as Joint Lead Arrangers and Joint Book Managers, JPMorgan Chase Bank, N.A., as Syndication Agent, and KeyBank National Association, U.S. Bank National Association and Wells Fargo Bank, National Association, each as Co-Documentation Agents.

23.1	Consent of Clifton Gunderson LLP

99.1	Audited financial statements of Chicago Tube and Iron Company as of and for the year ended November 30, 2010

99.2	Unaudited financial statements of Chicago Tube and Iron Company as of and for the three months ended February 28, 2011

99.3	Unaudited pro forma combined balance sheet of Olympic Steel, Inc. and Chicago Tube and Iron Company as of March 31, 2011, unaudited pro forma combined statements of operations for the year ended December 31, 2010, unaudited pro forma combined statements of operations for the three months ended March 31, 2011, and the related notes to the pro forma financial information

*	Previously filed

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Olympic Steel, Inc.

Date: September 15, 2011	By:	/s/ Richard T. Marabito
	Name:	Richard T. Marabito
	Title:	Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

4.22*	Amended and Restated Loan and Security Agreement, dated as of July 1, 2011, by and among Olympic Steel, Inc., Olympic Steel Lafayette, Inc., Olympic Steel Minneapolis, Inc., Olympic Steel Iowa, Inc., Oly Steel Welding, Inc., Oly Steel NC, Inc., Tinsley Group-PS&W, Inc., IS Acquisition, Inc., and OLYAC II, Inc., the various Lenders named therein, Bank of America, N.A., as Agent for the Lenders, Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, both as Joint Lead Arrangers and Joint Book Managers, JPMorgan Chase Bank, N.A., as Syndication Agent, and KeyBank National Association, U.S. Bank National Association and Wells Fargo Bank, National Association, each as Co-Documentation Agents.

23.1	Consent of Clifton Gunderson LLP

99.1	Audited financial statements of Chicago Tube and Iron Company as of and for the year ended November 30, 2010

99.2	Unaudited financial statements of Chicago Tube and Iron Company as of and for the three months ended February 28, 2011

99.3	Unaudited pro forma combined balance sheet of Olympic Steel, Inc. and Chicago Tube and Iron Company as of March 31, 2011, unaudited pro forma combined statements of operations for the year ended December 31, 2010, unaudited pro forma combined statements of operations for the three months ended March 31, 2011, and the related notes to the pro forma financial information

*	Previously filed

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